================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (Date of earliest event reported):  DECEMBER 26, 1996



                                  INDEX, INC.
               (Exact name of registrant as specified in charter)



            TEXAS                            0-21513                         76-0509661
 (State or Other Jurisdiction        (Commission File Number)     (IRS Employer Identification No.)
      of Incorporation)





    580 WESTLAKE PARK                                                77079
  BOULEVARD, SUITE 1100                                            (Zip Code)
     HOUSTON, TEXAS
(Address of Principal Executive
        Offices)



                                  281/531-4214
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 26, 1996, the Board of Directors of Index, Inc. (the "Company"), approved the recommendation of the Audit Committee of the Company's Board of Directors not to reappoint Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 1996. The Audit Committee recommended, and the Board of Directors of the Company ratified and approved, the appointment of the accounting firm of Arthur Andersen LLP as the Company's auditors for the year ending December 31, 1996. The decision to replace Ernst & Young as the Company's independent auditors with Arthur Andersen followed a review by the Company of its accounting needs in light of the recent registration of its capital stock under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company's Audit Committee and Board of Directors also considered proposed fee arrangements by both Ernst & Young and Arthur Andersen and their respective expertise in the area of industrial distribution, public company reporting and mergers and acquisitions. In light of all of these factors, the Company's Audit Committee and Board of Directors concluded that it would be desirable for the Company to appoint Arthur Andersen as its independent auditors for the year ending December 31, 1996.

         The reports of Ernst & Young on the Company's balance sheet as of July 31, 1996 and on the financial statements of its wholly-owned subsidiary, SEPCO Industries, Inc. ("SEPCO") for the years ended December 31, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         There have been no disagreements with Ernst & Young during the two most recent fiscal years of SEPCO, or any subsequent interim period of SEPCO or the Company, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Ernst & Young to make reference to the matter in connection with any of its reports on the Company's financial statements and which were not resolved to the satisfaction of Ernst & Young.


Item 7.  Financial Schedules and Exhibits

   (c)   Exhibits

Exhibit 16. Letter from Ernst & Young LLP pursuant to item 304(a)(3) of Regulation S-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 31, 1996


                                        INDEX, INC.



                                        By:    /s/ David R. Little
                                           ----------------------------------
                                            David R. Little, President

                              INDEX TO EXHIBITS
                              -----------------

Exhibit Number          Description
--------------          -----------

Exhibit 16 Letter from Ernst & Young LLP pursuant to item 304(a)(3) of Regulation S-K.